EX-28.h.4.d

EXHIBIT A

TO THE EXPENSE LIMITATION AGREEMENT BETWEEN

NATIONWIDE MUTUAL FUNDS AND

NATIONWIDE FUND ADVISORS

Effective May 1, 2007

Amended August 24, 2026 †*

Name of Fund/Class	Expense Limitation for Fund/Class

Nationwide Government Money Market Fund
Investor	0.59%
Service Class‡	0.59%
Class R6	0.59%

Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)

Class A	0.25%
Class R	0.25%
Service Class	0.25%
Class R6	0.25%
Institutional Service Class	0.25%

Nationwide S&P 500 Index Fund
Class A	0.21%
Class R	0.21%
Class R6	0.21%
Service Class	0.21%
Institutional Service Class	0.21%

Nationwide Small Cap Index Fund
Class A	0.28%
Class R	0.28%
Class R6	0.28%
Institutional Service Class	0.28%

Nationwide Mid Cap Market Index Fund
Class A	0.25%
Class R	0.25%
Class R6	0.25%
Institutional Service Class	0.25%

Nationwide International Index Fund
Class A	0.29%
Class R	0.29%
Class R6	0.29%
Institutional Service Class	0.29%

Nationwide Bond Index Fund
Class A	0.20%
Class R	0.20%
Class R6	0.20%
Institutional Service Class	0.20%

Nationwide BNY Mellon Dynamic U.S. Core Fund
Class A	0.50%
Class R	0.50%
Class R6	0.50%
Eagle Class	0.50%
Institutional Service Class	0.50%

Nationwide Schroders Global Equity Fund (formerly, Nationwide Global Sustainable Equity Fund)
Class A	0.79%
Class R6	0.79%
Institutional Service Class	0.79%

Nationwide Inflation-Protected Securities Fund
Class A	0.30%
Class R6	0.30%
Institutional Service Class	0.30%

Nationwide Invesco Core Plus Bond Fund (formerly, Nationwide BNY Mellon Core Plus Bond Fund)
Class A	0.47%
Class R6	0.47%
Institutional Service Class	0.47%

Nationwide Bailard Small Cap Value Fund (formerly, Nationwide Bailard Cognitive Value Fund)
Class A	0.73%
Class M	0.73%
Class R6	0.73%
Institutional Service Class	0.73%

Nationwide Bailard International Equities Fund
Class A	0.68%
Class M	0.68%
Class R6	0.68%
Institutional Service Class	0.68%

Nationwide Bailard Technology Fund (formerly, Nationwide Bailard Technology & Science Fund)
Class A	0.68%
Class M	0.68%
Class R6	0.68%
Institutional Service Class	0.68%

Nationwide Geneva Mid Cap Growth Fund
Class A	0.98%
Class R6	0.98%
Institutional Service Class	0.98%

Nationwide Geneva Small Cap Growth Fund
Class A	1.22%
Class R6	1.22%
Institutional Service Class	1.22%

Nationwide Loomis Core Bond Fund
Class A	0.35%
Class R6	0.35%
Institutional Service Class	0.35%

Nationwide Loomis Short Term Bond Fund
Class A	0.45%
Class R6	0.45%
Institutional Service Class	0.45%

Nationwide Renaissance Small Cap Growth Fund (formerly, Nationwide WCM Focused Small Cap Fund)
Class A	0.75%
Class R6	0.75%
Institutional Service Class	0.75%

Nationwide NYSE Arca Tech 100 Index Fund
Class A	0.68%
Class R6	0.68%
Institutional Service Class	0.68%

Nationwide Strategic Income Fund
Class A	0.49%
Class R6	0.49%
Institutional Service Class	0.49%

Nationwide International Small Cap Fund
Class A	0.89%
Class R6	0.89%
Institutional Service Class	0.89%
Eagle Class	0.89%

Nationwide Loomis All Cap Growth Fund
Class A	0.82%
Class R6	0.82%
Eagle Class	0.82%
Institutional Service Class	0.82%

Nationwide BNY Mellon Dynamic U.S. Equity Income Fund
Class A	0.60%
Class K	0.60%
Class R6	0.60%
Institutional Service Class	0.60%
Eagle Class	0.60%

Nationwide GQG US Quality Equity Fund
Class A	0.49%
Class R6	0.49%
Institutional Service Class	0.49%
Eagle Class	0.49%

Nationwide U.S. 130/30 Equity Portfolio
Class R6	0.49%

Nationwide Fundamental All Cap Equity Portfolio
Class R6	0.89%

* As approved by the Board of Trustees at its meeting held on June 9, 2026.

† Effective through March 1, 2028.

‡ With respect to the Service Class of the Nationwide Government Money Market Fund, effective until at least March 2, 2027, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By:	__/s/ Joseph N. Aniano___________

Name:	Joseph N. Aniano
Title: President

NATIONWIDE FUND ADVISORS

By:	__/s/ Joseph N. Aniano___________

Name:	Joseph N. Aniano
Title: President